UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 7, 2017

Boulevard Acquisition Corp. II
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-37561 (Commission File Number)	46-4583763 (I.R.S. Employer Identification Number)

399 Park Avenue, 6th Floor New York, NY (Address of principal executive offices)	10022 (Zip code)

(212) 878-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒                                  Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to the Amended and Restated Business Combination Agreement

As previously disclosed, on September 11, 2017, Boulevard Acquisition Corp. II (“Boulevard”), Estre Ambiental S.A., a sociedade anônima organized under the laws of Brazil (“Estre”), Boulevard Acquisition Corp II Cayman Holding Company, a Cayman Islands exempted company limited by shares (“ESTR”), and BII Merger Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of ESTR (“Merger Sub”), entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), pursuant to which Boulevard and Estre will become subsidiaries of ESTR (the “Business Combination”).

On December 7, 2017, Boulevard, Estre, ESTR and Merger Sub entered into Amendment No. 1 to the Business Combination Agreement (the “Amendment”), pursuant to which the ordinary shares, par value $0.0001 per share, of ESTR (the “Ordinary Shares”) that will be issued to Estre’s existing shareholders was reduced from an aggregate of 35,399,681 Ordinary Shares to an aggregate of 29,384,854 Ordinary Shares (or an aggregate of 32,438,237 Ordinary Shares to an aggregate of 27,001,886 Ordinary Shares if Angra Infra Multiestratégia Fundo de Investimento em Participações elects not to convert its shares of Estre capital stock into Ordinary Shares of ESTR prior to the consummation of the Business Combination).

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

Amendment No. 1 to the Forfeiture and Waiver Agreement

As previously disclosed, on August 15, 2017, in connection with the execution of the original Business Combination Agreement between Boulevard and Estre, Boulevard entered into the Forfeiture and Waiver Agreement with Estre and Boulevard Acquisition Sponsor II, LLC (the “Sponsor”).

On December 7, 2017, Boulevard, Estre and the Sponsor entered into Amendment No. 1 to the Forfeiture and Waiver Agreement (the “Amended Forfeiture and Waiver Agreement”), pursuant to which the Sponsor agreed to cause the forfeiture and surrender to Boulevard, for no consideration, 3,700,000 shares of Boulevard Class B common stock.

A copy of the Amended Forfeiture and Waiver Agreement is filed with this Current Report on Form 8-K as Exhibit 2.2 and is incorporated herein by reference, and the foregoing description of the Amended Forfeiture and Waiver Agreement is qualified in its entirety by reference thereto.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit
2.1*	Amendment No. 1 to the Amended and Restated Business Combination Agreement, dated December 7, 2017, by and among Boulevard, Estre, ESTR and Merger Sub.

2.2	Amendment No. 1 to the Forfeiture and Waiver Agreement, dated December 7, 2017, by and among Boulevard, Estre and the Sponsor.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

Additional Information

In connection with the proposed Business Combination, a Registration Statement on Form F-4 was filed with the SEC that includes a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to holders of Boulevard’s common stock in connection with the solicitation by Boulevard of proxies for the vote by the stockholders on the Business Combination as well as the prospectus covering the registration of the Ordinary Shares issued in connection with the Business Combination. Boulevard will mail the definitive proxy statement/prospectus to its stockholders. Boulevard’s stockholders are urged to read the definitive proxy statement/prospectus regarding the Business Combination when it becomes available because it will contain important information regarding Boulevard, Estre, ESTR, Merger Sub, the Business Combination, the agreements related thereto and related matters. When available, you will be able to obtain copies of all documents regarding the Business Combination and other documents filed by Boulevard or ESTR with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to Boulevard at 399 Park Avenue, 6th Floor, New York, New York 10022, or by calling Boulevard at (212) 878-3500.

Participants in the Solicitation

Boulevard, Estre and ESTR and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Boulevard is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 21, 2017. Additional information regarding interests of such participants will be contained in the definitive proxy statement/prospectus when available. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding forecasts of financial and performance metrics, projections of market opportunity, macroeconomic outlook and the expected benefits of the proposed Business Combination. These statements are based on various assumptions and on the current expectations of Boulevard and Estre management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions in Brazil; potential government interventions resulting in changes to the Brazilian economy, applicable taxes and tariffs, inflation, exchange rates, interest rates and the regulatory environment; changes in the financial condition of Estre’s clients affecting their ability to pay for its services; the results of competitive bidding processes, which could lead to the loss of material contracts or curtail Estre’s expansion efforts; Estre’s history of losses; the outcome of judicial and administrative proceedings to which Estre is or may become a party or governmental investigations to which Estre may become subject that could interrupt or limit Estre’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in Estre’s clients’ preferences, prospects and the competitive conditions prevailing in the Brazilian waste management; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect ESTR or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Boulevard and/or the shareholders of Estre for the proposed Business Combination is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the proposed Business Combination or a delay or difficulty in integrating the businesses of Boulevard and Estre; the amount of redemption requests made by Boulevard’s stockholders; the ability of Boulevard or ESTR to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, including, without limitation, pursuant to a private investment in public equity, or PIPE, or other offering of equity securities, which could dilute the interests of Boulevard’s stockholders; those factors discussed in Boulevard’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” and other documents of Boulevard filed, or to be filed, with the SEC. These statements speak only as of the date they are made and none of Boulevard, Estre or ESTR undertakes any obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this communication.

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1*	Amendment No. 1 to the Amended and Restated Business Combination Agreement, dated December 6, 2017, by and among Boulevard, Estre, ESTR and Merger Sub.
2.2	Amendment No. 1 to the Forfeiture and Waiver Agreement, dated December 7, 2017, by and among Boulevard, Estre and the Sponsor.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 8, 2017

Boulevard Acquisition Corp. II

	By:	/s/ Thomas Larkin
Name: Thomas Larkin
Title: Chief Financial Officer